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                                  Constellation
                                   NREnergy V
                                  Gas Division

                                 BASE AGREEMENT
                        As Amended by Exhibit A Attached

          Seller: Cornerstone Energy, LLC dlbla
                  Constellation NewEnergy - Gas Division CE1, LLC
                  12120 Port Grace Blvd.
                  Suite 200
                  La Vista, NE 68128
          Contact: Brian Krohn
          Phone:   (402) 829-3936
          Fax:     (402) 829-3901

          Buyer: Southwest Iowa Renewable Energy LLC
                 2101 42nd Avenue
                 Council Bluffs, IA 51501-8409
          Contact: Mark Drake
          Phone:  (712) 366-0392
          Fax:    (712) 366-0394

                             Dated: August 27, 2008

                             Agreement Number: 20130

         This Agreement  incorporates and is subject to the Terms and Conditions attached  hereto and has been  executed  as of the date  first  written above.  This Base  Agreement  supersedes  and  replaces all existing or previously executed Base Agreements and amendments thereto.

 Seller: Cornerstone Energy, LLC d1b1a           Buyer: Southwest towa Renewable Energy
 Constellation NewEnergy - Gas Division CEI,     LLC LLC

  By:   /s/ Brett Feller                          By: /s/ Mark Drake
     --------------------------------------          -----------------------------------
        Title: Co-Chief Commercial Officer              Mark Drake
                                                 Title: President/CEO
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CNE Base Agreement
Revised 7-1-07 Rock

                          GENERAL TERMS AND CONDITIONS

ARTICLE 1. PURPOSE AND DEFINITIONS
1.1  This  Base  Agreement  for  Natural  Gas  Sale  Transactions  ("Agreement")
establishes mutually agreed and legally binding terms governing purchases, sales and  exchanges of Natural Gas,  made between  Buyer and Seller during the period this  Agreement  is in effect.  As used herein,  the term "Buyer"  refers to the party  purchasing and accepting  delivery of Gas and the tenn "Seller" refers to the party selling and making delivery of Gas.

1.2  (a) All  transactions  are  entered  into in reliance on the fact that this
Agreement and all transactions form a single agreement between the Parties.  For each  transaction  entered  into  between the  Parties,  Seller will  prepare an
Ordering Exhibit  reflecting agreed upon terms and forward that Ordering Exhibit to Buyer.

     (b) If the  Ordering  Exhibit is contrary to Buyer's  understanding  of the transaction,  then Buyer agrees to notify Seller within two (2) business days of the date of the Ordering Exhibit.  Buyer understands and agrees that its failure to so notify Seller constitutes  Buyer's agreement to the transaction set out in the Ordering Exhibit.

     (c) The Parties agree that fax  signatures on any Ordering  Exhibit will be accepted  by each Party as  original  signatures.  (d) Except for items noted in
Article  9, if there is a  conflict  bettiveen  the  Ordering  Exhibit  and this
Agreement, the Ordering Exhibit will control.

1.3 The temrs of this Agreement shall,  unless  specifically  agreed  otherwise, apply to and are incorporated in the following  transaction  types:

     (a) Firm:  If sales under this  Agreement are  designated  as "Finn",  then deliveries  and  receipts  of gas under this  Agreement  may not be  interrupted except for reasons of Force Majeure or  curtailment  on Buyer's LDC. The Parties agree to make and accept  deliveries of gas on a non-  intem:ptible  basis up to
Buyer's MDQ. If Seller  interrupts Buyer for reasons other than Force Majeure or a curtailment by Buyer's LDC,  Buyer's  exclusive remedy shall be that Buyer may recover damages as provided in Article 11.

     (b)  Secondary  Finn:  If sales  under this  Agreement  are  designated  as
"Secondary  Fimr", then the Parties have agreed to make and accept deliveries of gas on a  best-efforts  basis  up to  Buyer's  MDQ.  Seller  may  interrupt  its perfonnance  without  liability  to Buyer to the extent  that one or more of the following  conditions are present: i) Force Majeure;  ii) curtailment by Buyer's
LDC; iii) curtailment of supply by a gas supplier;  iv)curtailment of storage by
a  storage  provider;   v)  curtailment  of  transportation  by  a  transporter,
including, but not limited to, transportation between secondary finn points; vi)
recall of transportation  capacity release by its releasor;  vii) curtailment of gas  production  behind a specific  meter.  If Seller  interrupts for any otlrer reason,  Buyer's  exclusive  remedy  shall  be that it may  recover  damages  as provided in Article 11.

    (c)  Interruptible:   If  sales  under  this  Agreement  are  designated  as
"lntetruptible",  then Seller may intermpt Buyer at any time for any reason. The
Parties  have  agreed  to make and  accept  deliveries  of gas on a daily  basis without any obligation other than Buyer's  obligation to take and to pay for the gas it nominates on a daily basis, and Seller's obligation to bill Buyer for the gas Seller delivers at the price specified in the Ordering Exhibit.

1.4 "MDQ" means  Buyer's  maximum  daily  quantity as  specified in the Ordering
Exhibit.  If the MDQ has not been specified in the Ordering Exhibit and if Buyer has contracted  for Fimr or Secondary  Finn service,  Buyer's MDQ for each month shall be calculated  by dividing the monthly  contract  volume  specified on the
Ordering Exhibit by 25 days.

1.5 "OFO"  (Operational  Flow Order) or "PODB" (Period of Daily Balancing) shall mean an event where a monthly balanced  pipeline or LDC requires  balancing on a daily  basis.  If,  in the  event  an OFO or PODB is  issued  by the  interstate pipeline or LDC,  Buyer's MDQ will be  restricted  to Buyer's first of the month confirmed nomination over the duration of the OFO or PODB.

1.6 "SOL" (System Overrun Limitation) shall mean an event where a daily balanced pipeline  or LDC calls a  critical  day due to  operational  problems,  capacity constraints, or any other cause.

2.1 Unless terminated earlier pursuant to any other provision of this Agreement, the term of this Agreement shall be for a two (2) year period  commencing on the date first written above,  and shall continue  month to month  thereafter  until terminated  by either  Party upon thirty (30) days prior  written  notice to the other, provided, however, that if one or more Ordering Exhibit(s) are in effect, tennination  under  this  Article 2 shall  not be  effective  for such  Ordering
Exhibit(s) until the expiration of the term of such Ordering Exhibit(s).

ARTICLE 3. QUANTITY
3.1 Seller  agrees to sell and make delivery of and Buyer agrees to purchase and accept  delivery of the contract  volume  specified  in the Ordering  Exhibit in accordance with the terms of the specified transaction.

ARTICLE 4. CONTRACT PRICE
4.1 Unless othenvise  indicated in the Ordering  Exhibit,  the contract price is stated in MMBtu. In the event a transporter changes any rates (e.g., Btu factor, fuel,  demand charges,  transportation  charges)  related to the delivery of gas hereunder,  the contract price for such gas shall likewise change  effective the date of the rate change by such  transporter.  Unless othenvise  provided for in the Ordering Exhibit or associated  Monthly Balancing  Agreement,  the per MMBtu charge for all gas supplies taken in excess of the monthly contract volume shall equal either the highest  posted daily price as published in Gas Daily's  "Daily
Price Survey" or the first of the month Index as published in Inside F.E.RC. Gas
Market  Report  (IFGMR) for natural gas from the same region and pipeline as the delivery  point(s),  plus all applicable  pipeline  charges.  Unless  othertvise provided for in the Ordering Exhibit or associated Monthly Balancing  Agreement, the per MMBtu  credit for all gas  supplies  not taken  shall  equal  either the lowest  posted daily price as published in Gas Daily's  "Daily Price  Survey" or the first of the month  Indes as listed in IFGMR for  natural  gas from the same region and pipeline as the delivery point(s).

4.2 In the event  Buyer fails to take  receipt of any  quantity of gas for which
Seller has  obtained  or  entered  into  financial  risk  management  contracts, regardless of the transaction type, Buyer shall reimburse Seller the difference, if any,  between a) the Contract Price  multiplied by that portion of the volume not  taken  by Buyer  and b) the  price  obtained  by  Seller  in a sale of such quantity to a third  party(ies)  or the  repurchase  of such  quantity,  or part thereof,  by the Seller.  Sales or  repurchases  conducted by Seller to mitigate
Buyer's loss will be conducted by Seller in a commercially reasonable manner. If such sale or  repurchase  does not occur,  Buyer will pay to Seller an  antottnt sufficient  to keep  Seller  whole  under  its  risk  management  contracts.  In addition,  Buyer shall reimburse  Seller for all of Seller's  incremental  costs associated  with Buyer's  failure to take or accept delivery of gas.

4.3 Itr the event an OFO, SOL or similar critical day is in effect, Seller shall have the right to bill all gas supplies  nominated  above the first of the month nomination  at the highest Gas Daily index price for the days in question,  plus all applicable  pipeline charges.  All such gas will be considered first through the meter.

4.4 Where natural gas sales are made on a Secondary Finn basis, Seller will base
Buyer's Contract Price upon the acquisition of released finn pipeline  capacity.
Seller shall use  commercially  reasonable  efforts to acquire such released onn pipeline  capacity.  To the extent  such  released  finn  pipeline  capacity  is unavailable  to  Seller  or  unattainable  by Seller  due to  prevailing  market conditions,  Seller  shall  have  the  right  to  pass on  incremental  pipeline transportation  costs to Buyer  that are  incurred  by  Seller.  Total  pipeline transportation charges will not exceed the nraximum FERC approved tariff charges of the applicable pipeline.

ARTICLE 5. NOMINATIONS,  SCHEDULING,  AND BALANCING
5.1 Nominations are due from Buyer to Seller no later than 24 hours prior to the nomination  deadline of the applicable  transporter  for gas volutnes to flow at the beginning of the month, or for any nomination  change.  The Ordering Exhibit shall set forah which of the parties is responsible for nominations, scheduling, and daily balancing with various gas suppliers and transporters. If the Ordering
Exhibit is silent on those responsibilities,  then Buyer will be responsible for
nominating,   scheduling,   and  daily   balancing.   With   respect   to  these
responsibilities that Buyer retains, Seller shall bear no

CNE Base Agreement
Revised 7-1-07 Rock

liability to Buyer or any of Buyer's gas suppliers or transporters. With respect to these responsibilities  assumed by Seller under the Ordering Exhibit,  Seller will rely on the accuracy and timeliness of information from Buyer regarding its current nominations. Buyer's failure to timely communicate to Seller any changes to its daily  nomination will entitle Seller to recover from Buyer any resulting imbalance  or overrun  charges,  penalties  and fees  assessed  by a supplier or transporter  to  Seller.  Timeliness  shall  include,  but  not be  limited  to, conununicating as soon as reasonable and sufticiently in advance of supplier and transporter deadlines to permit Seller to act. Seller is not responsible for any penalties  caused by variances  between the gas  scheduled and the gas burned by
Buyer unless a Daily Balancing  Agreement has been executed between the parties, in which case the Daily Balancing  Agreement will specify the extent, if any, of
Seller's obligation for this variance.  Gas taken in excess of the Maximum Daily
Quantity  during a period of curtailment  without prior  authorization  shall be unauthorized  and shall be paid for by the Buyer at the higher of the sum of all associated  penalty and other charges from Seller's  suppliers and transporters, or the Contract Price in 4,1 above.

5.2 If Buyer  fails  to  communicate  a daily  nomination  on a timely  basis to
Seller,  Seller shall nominate  Buyer's  monthly  contract volume divided by the number of days in the month.

ARTICLE 6. TITLE AND RISK OF LOSS
6.1 Seller  shall hold title to the gas up to the  Delivery  Point.  Buyer shall hold title to the gas at the Delivery Point and downstream  thereof.  Each party shall bear the risk of loss  during the time that such party  holds title to the gas.

ARTICLE 7. TAXES
7.1 Seller shall be responsible for payment of all taxes with respect to the gas prior to the  deliver5(,)  of such gas at the Delivery  Point(s).  Buyer will be responsible  for  payment of all taxes at and after  delivery  of the gas at the
Delivery  Point(s).  If a party is  required  to remit or pay taxes that are the other party's  responsibility  hereunder,  the party  responsible for such taxes shall promptly reimburse the other party for such taxes. Reimbursement to Seller shall  include,  but not be limited to,  taxes  charged by an LDC when Seller is acting as Buyer's LDC bill-paying agent. Buyer shall indemnify, defend, and hold harmless Seller from any claims for such taxes.

7.2 If  applicable,  Buyer  shall pay all sales and use  taxes,  gross  receipts taxes,  franchise fees or similar taxes and fees in addition to the price stated
in the Ordering  Exhibit.  In the event that Buyer claims tax  exemption,  Buyer shall provide Seller with exemption  certificate(s)  in a form acceptable to the appropriate taxing authority. If such certificate or other proof of exemption is not provided for a particular  transaction,  Seller shall add the non-exempt tax to Seller's invoice to be paid by Buyer.

ARTICLE 8. CREDIT REQUIREMENTS
8.1 Each party shall meet or exceed the other's credit  requirements  during the term of this Agreement, and shall provide any financial information available as reasonably  requested  by the other  party  for its  credit  evaluation(s).  The parties'  credit  requirements  may  inchcde,  but  shall  not  be  limited  to, prepayments,  a  parental  guaranty,  a letter of credit,  or a margin  account.
Seller reserves the right to request such credit  arrangements before and during the term of the Agreement. Should Buyer fail to provide satisfactory security to
Seller,  then Seller,  in its sole discretion,  may terminate this Agreement and immediately suspend deliveries hereunder.

8.2 In the event Buyer shall (i) make an assignment  or any general  arrangement for the benefit of creditors;  (ii) default in the payment or performance of any obligation  to  Seller  under  any  transaction(s);  (iii)  file a  petition  or otherwise commence,  authorize, or acquiesce in the commencement of a proceeding or cause under any  bankruptcy or similar law for the protection of creditors or have such petition  filed or  proceeding  commenced  against it, (iv)  otherwise become banknipt or insolvent (however evidenced); (v) be unable to pay its debts as they fall due; or (vi) fail to give adequate security for or assurance of its ability  to  perfonn  its  further  obligations  under  any  transaction  within twenty-four  (24) hours of a reasonable  request by Seller,  (vii) is downgraded below a rating of "BBB-" by Standard & Poor's  Rating Group or its  successor or below a "Baa3" by Moody's Invcstors Service or its successor,  then Seller shall have the right to  withhold  or suspend  deliveries  under any or all  currently effective transaction(s) between the Parties or terminate this Agreement and all transactions,  or both,  without prior notice,  in addition to any and all other renmedies available hereunder or pursuant to law.

ARTICLE 9. BILLING
9.1 Buyer shall be billed  based on the monthly  contract  volume  stated in the
Ordering Exhibit,  tnred up to actual consumption or scheduled quantities at the delivery point.

9.2 Seller shall have the right to bill based on  estimated  volumes and true up to actuals when those become available,

9.3 If not otherwise  indicated in the Ordering Exhibit,  the following shall be deemed to apply:  i) billing  units shall be in MMBtu,  ii) the  billing  volume shall be equal to the actual MMBtu  consumption,  iii) the transaction  type for any contract  period shall be Secondary  Fimt, and (iv) the delivery point shall be Buyer's city gate.

9.4 Buyer shall be billed at the Contract Price and other charges as provided in this Agreement,  including,  but not limited to,  imbalance or overrun  charges, penalties,  and fees  assessed  by a supplier or  transporter  and which are the responsibility of the Buyer.

ARTICLE 10. PAYMENT
10.1 Payment from Buyer to Seller of the full amount of Seller's  invoice  shall be due within ten (10) days of the invoice date ("Due Date") at the herein-noted
address.  Payments shall be made by wire transfer or by check. Commencing on the day  following the Due Date,  interest  shall accrue at the rate in Article 10.3 until the invoice is paid.  Seller shall impose a $25.00  charge on all retunred checks,

10.2 If Buyer disputes,  in good faith, any portion of Seller's  invoice,  Buyer shall pay the amount  invoiced and then notify Seller in writing of the disputed amount.  If it is  determined  that any disputed  amount is owed to Buyer,  then
Seller shall  reimburse  such amount,  plus  interest,  at the rate specified in
Article  10.3  from  the  original  payment  date,  10.3  Commencing  on the day following the Due Date, interest shall accrue at 1 1/2% per month until the same is paid,  provided,  however,  such  rate  shall not  exceed  the  maximum  rate established  by law.  Seller shall have the right to temrinate this Agreement or any  transactions  hereunder if any bill remains  unpaid for ten (10) days after the Due Date  thereof or if Buyer  breaches  any other tenn or condition of this
Agreement and fails to remedy or correct the same, within forty-eight (48) hours after receipt of written  notice of such default from Seller.  Suspension of gas under this Section shall be in addition to any and all other remedies  available in this Agreement.  Buyer shall pay all costs and expenses (including  attomey's fees) incurred by Seller in collecting any unpaid amounts owed by Buyer.

ARTICLE 11, LIABILITY AND  INDEMNIFICATION
11.1 EXCEPT AS SET FORTH  HEREIN,  THERE IS NO WARRANTY OF  MERCHANTABII,ITY  OR
FITNESS  FOR A  PARTICUI.AR  PURPOSE,  AND ANY AND ALL  IMPLIED  WARRANTIES  ARE
DISCLAIMED.  THE PARTIES  CONFIRM  THAT THE  EXPRESS  REMEDIES  AND  MEASURES OF
DAMAGES PROVIDED IN THIS AGREEMENT  SATISFY THE ESSENTIAL  PURPOSES HEREOF.  FOR
BREACH OF ANY  PROVISION  FOR WHICH AN  EXPRESS  REMEDY OR MEASURE OF DAMAGES IS
PROVIDED,  SUCH  EXPRESS  REMEDY OR  MEASURE  OF  DAMAGES  SHALL BE THE SOLE AND
EXCLUSIVE REMEDY, THE. OBLIGOR'S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH
PROVISION AND ALL OTHER  REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED.  IF
NO  REMEDY  OR  MEASURE  OF  DAMAGES  IS  EXPRESSLY  PROVIDED  HEREIN  OR  IN  A
TRANSACTION,  THE OBLIGOR'S LIABII.ITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES
ONLY, SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE  REMEDY AND ALL
OTHER  REMEDIES  OR DAMAGES AT LAW OR IN EQUITY ARE  FVAIVED.  UNLESS  EXPRESSLY
HEREIN PROVIDED,  NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL,  INCIDI:NTAL,
PUNl'I'1VE,  EXEMPLARY  OR  INDIRECT  DAMAGES,  LOST  PROFITS OR OTHER  BUSINESS
INTERRUPTION  DAMAGES,  BY STATUTE,  IN TORT OR  CONTRACT,  UNDER ANY  INDEMNITY
PROVISION OR OTHERWISE,  IT 1S THE INTENT OF THE PARTIES  TIIAT THE  LIMITATIONS
HEREIN IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WI"PHOUT  REGARD TO THE
CAUSE

CNE Base Agreement
Revised 7-1-07 Rock

OR CAUSES RELATED THERETO,  INCLUDING THE NEGLIGENCE OF ANY PARTY,  WHETHER SUCH
NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE. TO THE EXTENT ANY
DAMAGES  REQUIRED TO BE PAID HEREUNDER ARE LIQUIDATED,  THE PARTIES  ACKNOWLEDGE
THAT THE  DAMAGES  ARE  DIFFICULT  OR  IMPOSSIBLE  TO  DETERMINE,  OR  OTHERWISE
OBTAINING  AN  ADEQUATE  REMEDY  IS  INCONVENIENT  AND  THE  DAMAGES  CALCULATED
HEREUNDER CONSTl'(pound)UTE A REASONABLE APPROXIMATION OF THE HARM OR LOSS.

11.2 In the event  Seller fails to comply with its  obligations  as specified in
Article 1.1,  Seller shall reimburse Buyer vdthin ten (10) days of receipt of an invoice  and  supporting  detail  from  Buyer for the  difference  beriveen  the
Contract  Price for the gas not delivered  and the purchase  price paid by Buyer for replacement gas, adjusted for reasonable  incremental  transportation costs, ntultiplied  by that  portion of the  quantity  not  delivered.  Buyer shall use commercially  reasonable  efforts to obtain gas at the lowest price possible for the delivery area.

11.3 If Buyer fails to take its monthly  contract  volume,  Buyer will be liable for any and all firm  transportation  charges related to Buyer's  supply,  which shall be billed in addition  to the price of natural gas supply if such  charges have not previously been included in the Contract Price.

11.4  Neither  Party  shall be liable to the other  Party for  losses or damages which result from (i) an event of Force  Majeure  preventing  performance  under this  Agreement;  or (ii) Claims made against such other Party by third  parties due to the  perforrnance  or  non-perfonnance  of this  Agreement,  whether such
Claims arise in  contract,  tort or  otherwise;  or (iii) the death of or bodily injury to such other Party's employees,  contractors or agents or damage to such other  Party's  property  due to  the  perfonnance  or  nonperformance  of  this
Agreement.

11.5 Each Party shall  indernnify  and hold the other  Party and its  directors, officers,  agents,  employees and contractors  harmless from and against any and all claims,  damages,  costs  (including  attorneys'  fees),  fines,  penalties, liabilities,  actions or  proceedings in tort,  contract or otherwise  which the indemnified  Party may be required  to pay to, or which are  asserted or brought by, the indemnifying  Party's employees,  contractors or agents or third parties providing services to or receiving services from the indemnifying Party, arising from or claimed to have arisen from the performance or  non-performance  of this
Agreement by the indenmifying Party.

11.6 Notwithstanding any other provision in this Agreement,  in no event shall a party be liable for any penalties or charges assessed by any transporter for the unauthorized receipt of gas by the other party.

ARTICLE 12. FORCE MAJEURE
12.1 It is agreed  that if a party  gives  written  notice of an event of Force
Majeure to the other party as soon as reasonably possible the obligations of the party  giving such  notice,  to the extent such party is affected by such event, shall be suspended  from the inception and during the  continuance  of the Force
Majeure.  The cause of the  Force  Majeure  shall be  remedied  with  reasonable diligence and dispatch.

12.2  "Force  Majeure"  means an event  not  within  the  control  of the  party cla'iming it and claiming  suspension of this Agreement.  It shall include,  but not be limited  to,  acts of God,  landslides,  tightning,  earthquakes,  fires, stonm,  hurricanes,  floods, washouts,  explosions,  terrorism, low temperatures causing  freezing  or  failure  of wells or lines of pipe,  curtailment  of fimr
transportation   or   gas   storage,   strikes,   lockouts,   riots,   sabotage,
instrrrections,  wars, or other actions of governmental authorities.

12.3 If the  price for the gas,  or any  portion  of it,  purchased  under  this
Agreement  has been  fixed or  hedged  by  Seller  pursuant  to one or more risk management contracts, then Buyer's obligations shall not be excused by any event of Force Majeure; however, Seller shall have the obligation to attempt resale of such hedged  position as  provided in Article 4 of this  Agreement.  In no event will an event of Force  Majeure  excuse  Buyer's  obligation  to pay directly or reimburse Seller for imbalance or overrun charges,  penalties, and fees assessed by a supplier or transporter.  Nothing contained herein shall require a party to settle any labor  dispute.  Force  Majeure shall not excuse Buyer from taking or paying  for  volumes  of  natural  gas at fixed  charges  or  subject to related financial instruments.

ARTICLE 13. REGULATION
13.1 This  Agreement is subject to all valid  present and future  laws,  orders, rules, and regulations of duly constituted authorities with jurisdiction. In the event any  jurisdictional  body  asserts  jurisdiction  over this  Agreement  or imposes or changes regulations, regardless of whether Seller is the entity being regulated,  which  materially  impact the Seller's  economic  benefit under this
Agreement,  Seller may  terminate  this  Agreement on thirty (30) days'  written notice to Buyer. If either party's activities hereunder become subject to law or regulation of any kind which renders this Agreement illegal,  unenforceable,  or uneconomical to perform,  then either party shall at such time have the right to terminate this Agreement upon written notice to the other party.

ARTICLE 14. SHIPPER SERWCES
14.1 To the extent necessary  according to the delegation of responsibility  for nominating,  scheduling,  and daily  balancing  as  designated  in the  Ordering
Exhibit,  Seller will provide  shipper  services  for Buyer,  for the purpose of procuring  Buyer's gas supplies,  including  taking title to such gas for Buyer,
scheduling   Buyer's  daily  and  monthly   requirements  of  natural  gas  with
transporters,  negotiating,  arranging,  and nranaging  Buyer's  contracts  with transporters  and receiving and paying billing  statements for all gas commodity and  transportation  charges.  Buyer agrees to execute such  documents as may be required by transporters to allow Seller to provide such shipper services. Buyer shall ultimately be responsible for payment of all costs and charges incurred by
Seller in providing shipper services for Buyer.

ARTICLE 15. SUCCESSION AND ASSIGNMENT
15.1 The  provisions  of this  Agreentent  will be binding upon and inure to the benefit of the successors and assigns of each of the Parties  hereto.  Buyer may not  assign  this  Agreement  to any other  person or entity  without  the prior written consent of Seller.  Seller may assign this Agreement at any time without having to obtain  Buyer's  consent.  Any consent  required by this  Article 15.1 shall not be unreasonably withheld. No future assignment will in any way operate to enlarge,  alter or change any  obligation of the non-  assigning  party under this Agreement.

ARTICLE 16. CONFIDENTIALITY
16.1  The  terms  of  this  Agreement  and of any  transactions  shall  be  kept confidential  by the  Parties  hereto,  except,  and only to the extent any such information  must  be  disclosed  for the  purpose  of  effectuating  gathering, transportation,  or  processing of the gas or as may be required to be disclosed by regulatory bodies  (including the NYMEX)  or to vested interest owners.  Any and all  information  received by a Party  pursuant to financial  responsibility requirements  will be held as  confidential  and used only for the  purpose  for which such infonnation was requested.

ARTICLE 17. NOTICES
17.1 Any notice,  demand,  request,  or statement provided for in this Agreement shall be in writing and shall be  considered  duly  delivered  when  received by mail,  facsimile,  or nationally  recognized overnight courier, at the addresses for NOTICES shown belotiFr

NOTICES
Cornerstone Energy, LLC
Attn: Contract Administration
12120 Port Grace Blvd. Ste 200
La Vista, NE 68128

17.2 Check  payment  made to Seller  shall be  considered  duly  delivered  when received by mail, or overnight courier, at the address listed below:

CHECK PAYMENT:
Constellation NewEnergy Gas Division P.O. Box 3366 Dept. 0850
Omaha, NE 68176-0850

17.3 Wire  payment  made to Seller  shall be  considered  duly  delivered  when received by electronic fund transfer at the address listed below:

CNE Base Agreement
Revised 7-1-07 Rock

WIRE PAYMENT:
Vendor:                         Cornerstone Energy, LLC
Vendor Address:                 12120 Port Grace Blvd. Ste 200
                                La Vista, NE 68128
Vendor Acct #:                  xxxxxxxxxx
ABA #:                          xxxxxxxxxx
Financial Institute:            Bank of the West
Address:                        13220 California Street
Customer Acct #:                Omaha, NE 68154
                                Your account # with Cornerstone

ARTICLE 18, MISCELLANEOUS
3 8.1 This Agreement  shall be governed by and construed in accordance  with the laws of the State of  Nebraska,  without  regard to  principles  of conflicts of laws.

18.2 The language used in this Agreement is the product of both parties' efforts and each party  hereby  irrevocably  waives the  benefit of any rule of contract construction  which  disfavors  the  drafter  of a  contract  or the  drafter of specific language in a contract.

18.3 Any waiver of any default under this Agreement  shall not be construed as a waiver ofany future defaults, whether aflike ardifferent character.

18.4 No action or claim,  regardless of form, arising out of any transaction may be brought by either Party more than two (2) years after the cause of action has arisen.

18.5 This Agreement  constitutes the entire  agreement of the parties  regarding the subject matter hereto and may not be altered, modified, or amended except in writing  signed by both  parties.  Alterations,  modifications  or amendments by
Buyer to this  Agreement  that have not been agreed to and  initialed  by Seller void Seller's signature and terminate the Agreement.

18.6 This  Agreement and any Ordering  Exhibit may be executed by Seller with an electronic  signature and the parties agree such signature is legally  effective and binding.

CNE Base Agreement
Revised 7-1-07 Rock

                                   Exhibit "A"

                                  Amendment to
                          Cornerstone Energy, LLC d/b/a
                Constellation NewEnergy -- Gas Division CEI, LLC
                                 Base Agreement

Cornerstone Energy, LLC d/b/a  Constellation  NewEnergy's Base Agreement # 20130
dated August 27, 2008 , with Southwest  Iowa Renewable  Energy LLC is amended as follows:

ARTICLE 9. BILLING  shall be amended by striking  Paragraph  9.1 in its entirety and adding the following paragraph as the first paragraph of this Article:

9.1 Buyer shall be subject to  prepayment  for all natural  gas  deliveries  and related charges  pursuant to the following  parameters:

          i) In  the  event  Buyer's  facility  is  connected  directly  to  the interstate pipeline (i.e. NNG), then Buyer will be subject to a 15-day
          rolling   prepayment.   Specifically,   Seller  shall   invoice  Buyer
          approximately 30- days prior to actual deliveries for 15-days worth of estimated  charges  and said  invoice  shall be due  15-days  prior to actual deliveries.

          ii) In the event Buyer's facility is connected to a local distribution company (LDC),  then Seller shall require a deposit in an amount equal to 60-days worth of estimated charges.  On a continuing basis,  Seller shall invoice Buyer no later than the 10th day of the month  preceding the month of actual deliveries for estimated charges for the immediate ensuing  month and such  invoice  shall be due no later  than  10-days prior to actual deliveries.

ARTICLE 10. PAYMENT shall be amended by striking the first sentence of Paragraph
10.1 and replacing it with the following sentence:

10.1   Payment from Buyer to Seller of the full amount of Seller's invoice shall be due on the due date posted on the invoice ("Due Date") and pursuant to
       Article 9.1 at the herein-noted address.

                            Exhibit "A" to BA #20130
                                   Page 1 of 2

ARTICLE  ll.  LIABILITY  AND  INDEMNIFICATION  shall be  amended  by adding  the following new paragraph after 11.6:

11.7 Seller  represents  and warrants  that it has the full  authority of loca[, state and federal  authorities having  jurisdiction that it can lawfully provide the services  that are the subject of this  Agreement  and that such services as provided to Buyer are in  compliance  with all rules,  regulations  and statutes applicable.

The above  represents  the only  amendment  to the Terms and  Conditions  of the referenced Base Agreement agreed to by the parties.

Cornerstone Energy, LLC d/b/a Constellation
NewEnergy -- Gas Division CET, LLC

Seller:  /s/ Brett Feller                       Date:  8-27-08
        ---------------------------                 --------------------
TitIe: Co-Chief Commercial Officer

 Southwest Iowa Renewable Energy LLC

 Buyer: /s/ Mark Drake                          Date: 8-22-08
       ----------------------------                  -------------------
 Title: President & CEO

                            Exhibit "A" to BA #20130
                                   Page 2 of 2

Cornerstone Energy, LLC d/b/a                           Ordering Exhibit
Constellation  NewEnergy  -- Gas Division
CEI, LLC 12120 Port Grace  Boulevard,
Suite 200, LaVista, NE 68128
Account Manager: Linda Maher
Phone: 402-829-3938 Cell Phone: 402-740-8937 Fax Phone: 402-829-1938

  This Ordering Exhibit confirms the agreement between  Cornerstone  Energy, LLC dlbla  Constellation  NewEnergy - Gas Division CEI, LLC (Seller) and Southwest
  Iowa Renewable  Energy LLC (Buyer)  regarding the purchase and sale of natural gas as of August 27, 2008.  The  Ordering  Exhibit is subject to the Terms and
  Conditions set forth herein and in the Base Agreement between the parties.

  Acct #:________________ or (X) New Acct   Base Agreement #: 20130    Ordering Exhibit #: 20941

  Contract Term                                                      Transaction Type                     MDQ

  Start: November 01, 2008           End: October 31, 2009           Firm                                 900 MMBtu

  Delivery Point Information
|X|      Into-the-Pipe               Pipeline Name: Northern Natural Gas (NNG)    LDC: N/A
|_|      LDC City Gate               Zone/Line Segment:                           LDC Acct#: N/A
|_|      Direct Connect              P01 #:                                       City/State: Council Bluffs, IA

------------------------------------------------------------------------------------------------------------------------------
 Estimated Volumes to the Delivery Point (MMBtu):

 MDQ
 Year       Jan      Feb     Mar     Apr      May     Jun       Jul     Aug     Sep     Oct       Nov    Dec             Total
------------------------------------------------------------------------------------------------------------------------------
    2008                                                                                          27,000  27,900         54900
------------------------------------------------------------------------------------------------------------------------------
    2009  27,900   25,200  27,900   27,000   27,900   27,000    27,900  27,930  27,000   27,900                          27360
------------------------------------------------------------------------------------------------------------------------------
  Total   27,900   25,2C0  27,900   27,000   27,900   2I,000    27,900  27,900  27,000   27,500   27,000  27,900       328,500
------------------------------------------------------------------------------------------------------------------------------
Billable Volume: |X| Actual Consumption |_| Nominations
------------------------------------------------------------------------------------------------------------------------------

Contract Price at the Delivery Point      Prices stated in: |X| MMBtu |_| Other _______

  The monthly natural gas price will be inclusive of fuel,  interstate  pipeline transportation*,  and  other  applicable  charges  and will  reflect  the then current  market  conditions  applicable to  deliveries  to the Delivery  Point
  ("Contract Priee(degree)).  Subject to credit limitations,  Buyer may contract for fixed-price,  basis price, or first-of-the-month index price ("Alternative
  Pricing  Options").   Additionally,  Buyer  may  enroll  in  Seller's  Managed
  Procurement   Fund  for  purposes  of  dampening   volatility  and  mitigating
  escalating  price  risk.   Buyerwill  execute  additional   Ordering  Exhibits
  detailing each specific  exercise of an Alternative  Pricing Option  including volume,  term, and pricing mechanism  ("Specific Deal") agreed to by Buyer and
  Seller and for which all other terms and conditions will be identical.

  * NOTE:  All natural gas sales  hereunder  will be delivered  into Buyer's NNG transportation  contract  #117750.  Seller  will act as Buyer's  pay agent for
  purposes  of  receiving  and  paying  Buyer's   transportation   invoice.  All
  transportation  costs will be included in the "Contract Price" billed to Buyer from Seller.

  Seller agrees to sell and deliver 100% of Buyer's natural gas  requirements up to the MDQ ("Full  Requirements")  to the Delivery Point,  and Buyer agrees to purchase  and  receive  its Full  Requirements  from  Seller.  The  making and acceptance of deliveries  hereunder  will be for a one-year  period  beginning
  November 1, 2008 ("Term").

  Natural  gas will be billed  as it flows  through  the meter in the  following order:  (1)  Fixed,  Basis,  or NYMEX  price;  (2) Spot or Index  Price.  Cost components not included in the Contract Price,  but incurred by Seller will be billed to Buyer at the applicable market rate.

  Fuel on Interstate Pipeline
  |X|) Is included in the Contract Price       |_| Will be billed by Seller to Buyer

  If Fuel is not included in the Contract Price, it will be billed based on:
|_|The monthly index price for gas delivered to the Delivery Point specified herein
|_|The fixed price for gas delivered to the Delivery Point specified herein

CNE dba Ordering Exhibit xKS (Rev. 7-1-07)

Cornerstone Energy, LLC d/b/a                           Ordering Exhibit
Constellation  NewEnergy  -- Gas Division
CEI, LLC 12120 Port Grace  Boulevard,
Suite 200, LaVista, NE 68128
Account Manager: Linda Maher
Phone: 402-829-3938 Cell Phone: 402-740-8937 Fax Phone: 402-829-1938    Page 2
------------------------------------------------------------------------------------------------------------------------------------
  Everqreen Pricinq Provision
  Should  Seller  continue to deliver to Buyer beyond the term of this  Ordering
  Exhibit,  said deliveries  will be made thereafter for successive  1-year term extensions, until terminated by either party by giving written notice not less than 60-days prior to the expiration of the applicable  1-year term extension.
  The default "Evergreen Price" will be based on the applicable  published index for deliveries to the plant plus applicable transportation, fuel and any other charges  associated  with the  delivery  of gas for the  month  in  which  the delivery  occurred.  The default  (degree)trvergreen  Volume"  shall equal the previous calendar year's monthly consumption in MMBtu for the applicable month unless otherwise designated by Buyer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Monthly imbalances managed by: |X| Cornerstone per the provisions below
                                               |_| Utility per tariff
                                               |_| Cornerstone per the Balancing Service Contract with Buyer
Daily Imbalance Cash Out Provisions
Daily physical imbalances will be trued up by Seller based upon the daily posted spot prices,  per Base Agreement Section 4.1, for deliveries at Northern Natural
Gas Co. - Ventura,  Iowa, as established by Gas Daily's Daily Price Survey, plus applicable fuel.
------------------------------------------------------------------------------------------------------------------------------------

Nominations, Schedulinq, and Daily Balancing
Responsibility:
                        Buyer   Seller  Not Applicable  Storage
------------------------------------------------------------------------------------------------------------------------------------
Nominations               |_|     |X|       |_|         |_|  Buyer assigns its pipeline storage account to Seller
Scheduling                |_|     |X|       |_|         |_|  Buyer assigns its Utility storage account to Seller
Daily Balancing           |_|     |X|       |_|         |X|  Not applicable

------------------------------------------------------------------------------------------------------------------------------------
Special Provisions

•    Cornerstone  will  effectuate and manage all  nominations and scheduling on
     Northern Natural Gas.

•    Both  Seller  and Buyer  agree to act in good  faith and to use  reasonable business  efforts to  (degree)balance"  Buyer so that nominated  quantities match actual usage on a daily and monthly basis.

•    Notwithstanding  anything to the contrary in this  Ordering  Exhibit or the
     Base  Agreement,  the  Delivery  Point  shall be (i) "lnto the Pipe" at the applicable receipt point if Buyer owns the transportation being utilized to effectuate  this  transaction;  or (ii)  at the  applicable  "citygate"  or
     "customer  meter" if  Seller  owns the  transportation  being  utilized  to effectuate this transaction.
------------------------------------------------------------------------------------------------------------------------------------

Site(s) Covered by Orderinq Exhibit  Invoices will include tax unless Buyer has provided Seller an exemption certificate for each site.)

Facility Name:          Southwest Iowa Renewable Energy LLC  Tax Exempt*:               |_|  Yes  |_| No
Street Address:         2101 42nd Ave                        Inside City Limits:        |_|  Yes  |_| No
City, State, Zip:       Council Bluffs, IA 51501             County:  Pottawattmie
Utility Account #:                                           Utility:______________________

Buyer's Address
Company Name:           Southwest Iowa Renewable Energy LLC  Contact:   Mr. Mark Drake
Street Address:         2101 42nd Ave                                   Phone:  (712) 366-0392
City, State Zip:        Council Bluffs, IA 51501                        Fax:    (712) 366-0394
                                                                        E-mail: mark.drake@SIREethanol.com

Billinq Address (if different)
Company Name:           Southwest Iowa Renewable Energy LLC             Attn:
Street Address:         2101 42nd Ave                                   Phone:
City, State Zip:        Council Bluffs, IA 51501                        Fax:

------------------------------------------------------------------------------------------------------------------------------------
Buyer:
Southwest Iowa Renewable Energy LLC
                                                  Signature:  /s/ Mark Drake
                                                  Title:     President & CEO      Date:  8-27-08
------------------------------------------------------------------------------------------------------------------------------------
Seller:
Cornerstone Energy, LLC d/b/a
Constellation NewEnergy - Gas Division CEI LLC  Signature:  /s/ Brett Feller
                                                Title:  Co-Chief Commercial Officer     Date:  8/27/08
------------------------------------------------------------------------------------------------------------------------------------
IF ANY OF THE ABOVE TERMS ARE CONTRARY TO YOUR  UNDERSTANDING  OF OUR AGREEMENT,
PLEASE NOTIFY US IN WRITING SPECIFYING YOUR OBJECTIONS.  FAILURE TO SO NOTIFY US
WITHIN NJO (2) BUSINESS  DAYS OF THE DATE OF THIS ORDERING  EXHIBIT  CONSTITUTES
YOUR ACCEPTANCE OF THE TERMS SPECIFIED HEREIN.

CNE dba Ordering Exhibit xKS (Rev. 7-1-07)